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                                                                   EXHIBIT 99(a)

                                     PROXY

                               NetIQ Corporation

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of NetIQ Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders dated February 26, 2001, and the Joint Proxy Statement/ Prospectus, as filed with the Securities and Exchange Commission, and hereby appoints Ching-Fa Hwang and James A. Barth and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of NetIQ Corporation to be held on ________, March __, 2001 at 10:00 a.m., local time at 3553 North First Street, San Jose, California, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


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  SEE REVERSE    CONTINUED AND TO BE SIGNED ON THE OTHER SIDE    SEE REVERSE
      SIDE                                                           SIDE
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Vote by Telephone                                                Vote by Internet
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It's fast, convenient, and immediate!                            It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone                             immediately confirmed and posted.
1-877-PRX-VOTE  (1-877-779-8683).

Follow these four easy steps:                                    Follow these four easy steps:

1.  Read the accompanying Proxy                                  1.  Read the accompanying Joint Proxy
    Statement/Prospectus and Proxy Card.                             Statement/Prospectus and Proxy Card.

2.  Call the toll free number:                                   2.  Go to the Website
    1-877-PRX-VOTE (1-877-779-8683).                                 http://www.eproxyvote.com/ntiq

3.  Enter your 14-digit Voter Control Number                     3.  Enter your 14-digit Voter Control Number
    located on your Proxy Card above your name.                      located on your Proxy Card above your name.

4.  Follow the recorded instructions.                            4.  Follow the instructions provided.


Your vote is important!                                          Your vote is important!
Call 1-877-PRX-VOTE anytime                                      Go to http://www.eproxyvote.com/ntiq anytime!
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Do not return your Proxy Card if you are voting by Telephone or Internet



                                  DETACH HERE

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
---  Please mark
 X   votes as in
---  this example.                                        This proxy will be voted as directed or, if no direction is indicated, will be voted for each of the proposals listed
The Board of Directors proposes and recommends a          above, and as said proxies deem advisable on such other
vote "FOR" each of the following proposals:               matters as may come before the meeting.

1.  To approve the issuance of shares of NetIQ
    common stock in the merger of North Acquisition        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         /_/
    Corporation with and into WebTrends as contemplated
    by the Agreement and Plan of Merger dated as of
    January 16, 2001.                                      Please sign your name exactly as it appears on the proxy
                                                           card.  For joint accounts, each owner should sign.  When
      FOR        AGAINST     ABSTAIN                       signing as executor, administrator, attorney, trustee or
      /_/          /_/         /_/                         guardian, etc., please give your full title.

2. To approve an amendment to NetIQ's certificate of incorporation to increase the authorized number of shares of common stock from 100,000,000 to 250,000,000.

      FOR        AGAINST     ABSTAIN
      /_/          /_/         /_/

Signature:  _________________________  Date: _______      Signature: ______________________________  Date: _______
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